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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 11, 2001  (June 8, 2001)



                              GLOBAL MARINE INC.
              (Exact name of registrant as specified in charter)



         Delaware                   1-5471                   95-1849298
(State or other jurisdiction     (Commission              (I.R.S. Employer
    of incorporation or          file number)             Identification No.)
       organization)


777 N. Eldridge Parkway,  Houston, Texas                     77079-4493
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code: (281) 596-5100

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1  Global Marine Fleet Status as of June 8, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

Once each month, beginning June 11, 2001, and until further notice, Global Marine Inc. will publish a list containing information about the status of each rig in its offshore drilling rig fleet. The list will include each rig's rated water depth, design, location, and contract status, including information regarding the dayrate being earned by the rig. The list for June 2001 is as of June 8, 2001. It is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GLOBAL MARINE INC.



Date: June 11, 2001             By:     /s/  ALEXANDER A. KREZEL
                                   ----------------------------------------
                                        Alexander A. Krezel
                                        Vice President, Corporate Secretary
                                        and Assistant General Counsel